Exhibit 99.1

Top News from ELECTRA AI

The Starting Gun, Not the Finish Line

Five months after signing our Business Combination Agreement with Iron Horse (Nasdaq: IRHO):

→ New customers: Mooving, Omega Seiki Mobility, Propel Industries

→ New frontiers: grid storage (MinTech), post-quantum security (Naoris Quantum Protocol), space (D-Orbit)

→ One thesis: battery value is shifting from the cell to the intelligence around it

Full press release: https://www.businesswire.com/news/home/20260420578230/en/Electra-Vehicles-Inc.-and-Iron-Horse-Acquisition-II-Corp.-Nasdaq-IRHO-Announce-a-Definitive-Business-Combination-Agreement-to-Create-the-Worlds-First-Publicly-Traded-AI-Battery-Intelligence-Company

[VIDEO: ELECTRA AI: Building Momentum on the Path to Nasdaq — https://youtu.be/_r3KPbANVfA]

Every Pack in the Pool, Accounted For

Mooving, one of India’s smart battery-swapping networks, has selected ELECTRA AI to power battery intelligence across its network.

In swapping, the battery pool is the business. EVE-Ai Battery Fleet Analytics provides Mooving with continuous SoH and RUL analytics, fault detection, and operational guidance for every pack. Deployment is underway.

[LINK CARD: Mooving x ELECTRA AI & IRHO: Battery Intelligence for Swapping]

From Range Anxiety to Residual Value

In AAA’s latest survey, 62% cite battery repair and replacement costs as the top EV barrier, ahead of price and charging. That’s a measurement problem before a cost problem. Our Head of Marketing and Communications Giovanni Rossi explains in EVreporter where AI is already extending battery life.

[LINK CARD: From Range Anxiety to Residual Value: Where AI Is Extending EV Battery Life]

Out of the Dark: Battery Fleet Analytics

One pack at a time, present tense only: that’s how battery fleets used to run. Battery Fleet Analytics shows the entire fleet in a single view, including where each battery is headed.

[LINK CARD: Battery Fleet Analytics: Clear Sight into Aging Batteries | ELECTRA AI]

The Era of Dumb Batteries Is Over

AI, energy, and electrification are converging, with the battery at the center. Our CEO Fabrizio Martini explains why batteries need intelligence.

[LINK CARD: Batteries Must Become Intelligent Infrastructure | Fabrizio Martini]

Questions Investors Keep Asking

→ Why now? Three curves crossed: batteries became infrastructure, AI learned to reason about them, and flying blind got expensive

[VIDEO: Questions Investors Keep Asking: Why Now? — https://youtu.be/BeyQHpGfKTM]ù

→ What’s your moat? Not one wall, but a system that compounds: data, approach, range, and market sense

[VIDEO: Questions Investors Keep Asking: What’s Your Moat? — https://youtu.be/v4BCK9W5SIU]

One More Clip from our Investor Presentation (6)

6) IP and Value Stack

We’re building the AI Brain for Batteries™ platform — making every battery safer, last longer, and deliver more usable energy at scale. From electric propulsion and energy infrastructure to data centers and aerospace, the future of energy runs on batteries. We’re building the intelligence layer that makes them smarter.

[VIDEO: IP and Value Stack (from Sidoti Conference) - https://youtu.be/mJUPMbKL51M ]

Stay tuned for more updates and insights in our upcoming editions!

Wherever there is a battery, there is the ELECTRA AI BRAIN.

#BatteryIntelligence #AIBrainForBatteries

Certain statements in this newsletter may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Iron Horse’s or Electra’s future financial or operating performance. For example, statements regarding the anticipated timing of closing, expectations regarding the combined company’s business, and potential benefits of the transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Examples of forward-looking statements included within this newsletter include (a) statements regarding the thesis that battery value is shifting from the cell to the intelligence around it, (b) statements regarding the expected capabilities timing and outcomes of the Mooving, MinTech, Omega Seiki Mobility, Propel Industries, Naoris Quantum Protocol, and D-Orbit partnerships and collaborations, (c) statements regarding market adoption and investor interest in the battery intelligence category, (d) statements regarding competitive advantages or a “moat,” (e) statements regarding the capabilitiesand market reach of the AI Brain for Batteries platform and (f) quantified performance claims derived from internal models or projections. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, those described under the heading “Risk Factors” in Iron Horse’s and Electra’s Registration Statement on Form S-4 filed with the SEC and other documents filed with the SEC by Iron Horse and Electra from time to time. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Iron Horse and Electra and their respective management teams, are inherently uncertain. Nothing in this newsletter should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Iron Horse nor Electra undertakes any duty to update these forward-looking statements, except as required by law.

No Offer or Solicitation

This newsletter does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Iron Horse and Electra have filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF IRON HORSE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRA, IRON HORSE, AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Iron Horse as of a record date to be established for voting on the proposed business combination and other proposals. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Loeb & Loeb LLP.

Participants in the Solicitation

Iron Horse, Electra, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Iron Horse’s stockholders in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination are contained in the Registration Statement.

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